CUSTOMER ACQUISITION NETWORK HOLDINGS, INC.
PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
(UNAUDITED)

CUSTOMER ACQUISITION NETWORK HOLDINGS, INC.

CUSTOMER ACQUISITION NETWORK HOLDINGS, INC.
Introduction to Unaudited Pro Forma Consolidated Financial Information

The following unaudited pro forma consolidated financial information is presented to illustrate the estimated effects of our sale of Options Acquisition Sub, Inc. (“Options”). On June 23, 2008, Options Media Group Holdings, Inc. (“Holdings”) consummated an Agreement of Merger and Plan of Reorganization (the “Merger Agreement”) by and among Holdings, Options Acquisition Sub, Inc., a privately held Delaware corporation (“Options”), Options Acquisition Corp., a newly formed, wholly owned Delaware subsidiary of Holdings (“Acquisition Sub”) and Customer Acquisition Network Holdings, Inc., a Delaware company and formerly the sole stockholder of Options (“CAN”). Upon closing of the merger transaction contemplated under the Merger Agreement, on June 23, 2008, Acquisition Sub merged with and into Options, and Options, as the surviving corporation, became a wholly owned subsidiary of Holdings.

The consolidated financial statements of CAN included in the following unaudited pro forma consolidated financial statements are derived from the unaudited financial statements of CAN for the three months ended March 31, 2008, as filed in the Company's 10-Q for the period ended March 31, 2008. The consolidated balance sheet financial information reflects the effects of the sale had it occurred at March 31, 2008. The statement of operations financial information reflects the effects of the sale as though the sale occurred on January 1, 2008 and accounts for the respective gain on sale.

The pro forma information presented is not necessarily indicative of that which would have been attained had the transaction occurred at an earlier date.

CUSTOMER ACQUISITION NETWORK HOLDINGS, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

	Customer Acquisition
	Network Holdings, Inc.
	March 31,
	2008		Pro Forma Adjustments			Pro Forma
	Consolidated Historical		Dr.		Cr.	Consolidated Balances
	(Unaudited)					(Unaudited)
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$1,207,916	(5)	$3,000,000	(3)	$65,546	$1,393,252
				(6)	2,749,118
Accounts receivable, net	2,529,506		-	(3)	129,912	2,399,594
Prepaid expenses	78,329		-		-	78,329
Due from related party, subsidiary, Options Acquisition Sub Inc.	-	(1)	129,890	(4)	129,890	-
Note Receivable	-	(5)	1,000,000			1,000,000
Other current assets	21,993		-	(3)	21,993	-

Total Current Assets	3,837,744		4,129,890		3,096,459	4,871,175

Property and equipment, net	787,256		-	(3)	203,411	583,845
Deferred debt issue costs	30,478				-	30,478
Other assets	66,937		-		-	66,937
Investment in Options Media Group Holdings, Inc.	-	(5)	3,642,003			3,642,003
Investment in Options Acquisition Sub Inc.	-	(2)	7,675,065	(5)	271,208	-
				(5)	7,403,857
Goodwill	15,209,724		-	(3)	7,300,153	7,909,571
Intangible Assets, net	1,505,248		-	(3)	581,365	923,883

Total Long-term Assets	17,599,643		11,317,068		15,759,994	13,156,717

Total Assets	$21,437,387		$15,446,958		$18,856,453	$18,027,892

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Secured senior notes payable, net of discount	$4,549,164	(6)	$2,749,118	(6)	$179,500	$1,979,546
Accounts payable	2,662,681	(3)	228,554		-	2,434,127
Accrued expenses	1,279,206	(3)	141,226		-	1,137,980
Accrued Interest	101,470		-		-	101,470
Due to related party, parent	-	(3)	129,890	(1)	129,890	0
Obligations under capital leases, current	9,290		-		-	9,290

Total Current Liabilities	8,601,811		3,248,788		309,390	5,662,413

LONG -TERM LIABILITIES:
Deferred revenue	75,110	(3)	75,110			0
Obligations under capital leases, net of current portion	77,533	(3)	59,742		-	17,791
Deferred tax liability	264,000	(3)	264,000			0
Total Long-term Liabilities	416,643		398,852		-	17,791

Total Liabilities	9,018,454		3,647,640		309,390	5,680,204

STOCKHOLDERS' EQUITY:

Preferred stock ($.001 par value; 10,000,000 shares authorized; 0 shares issued and outstanding)	-		-		-	-
Common stock ($.001 par value; 140,000,000 shares authorized; 35,979,667 shares issued and outstanding at March 31, 2008)	35,980				-	35,980
Common stock ($.001 par value; 200,000 shares issuable at March 31, 2008)	200		-		-	200
Additional paid-in capital	19,450,713	(3)	7,675,065	(2)	7,675,065	19,450,713
Deferred consulting	(99,676)					(99,676)
Accumulated deficit	(6,968,284)		179,500		108,255	(7,039,529)

Total Stockholders' Equity	12,418,933		7,854,565		7,783,320	12,347,688

Total Liabilities and Stockholders' Equity	$21,437,387		$11,502,205		$8,092,710	$18,027,892

See accompanying notes to unaudited pro forma consolidated financial statements.

CUSTOMER ACQUISITION NETWORK HOLDINGS, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

	Customer Acquisition
	Network Holdings, Inc.
	For the Three Months
	Ended March 31,	Pro Forma Adjustments
	2008				Pro Forma
	Consolidated Historical	Dr.		Cr.	Consolidated Balances
	(Unaudited)				(Unaudited)

Revenues	$4,301,918 (3)	$739,950		$-	$3,561,968

Cost of revenues	2,820,141	-	(3)	112,604	2,707,537

Gross Margin	1,481,777	739,950		(112,604)	854,431

Operating Expenses:
General and administrative	2,389,927 (6)	179,500	(3)	502,739	2,066,688
Sales and marketing	888,102	-	(3)	3,920	884,182
Technology support	277,038	-	(3)	36,020	241,018
Amortization of intangible assets	183,373	-		-	183,373
Merger, acquisition and organizational costs	285,735	-		-	285,735
Server and hosting maintenance	355,349	-	(3)	355,349	-

Total Operating Expenses	4,379,524	179,500		898,028	3,660,996

Income (Loss) from Operations	(2,897,747)	560,450		(1,010,632)	(2,806,565)

Other income (expense):

Interest income	4,136	-		-	4,136
Interest expense	(841,707)	-	(3)	524	(841,183)

Total Other Expense	(837,571)	-		524	(837,047)

Income (Loss) Before Income Taxes	(3,735,318)	560,450		(1,010,108)	(3,643,612)

Provision for income taxes	-	-		-	-

Income (Loss) from continuing operations	(3,735,318)	560,450		(1,010,108)	(3,643,612)

Discontinued Operations
Gain (Loss) from sale of subsidiary, Options Acquisition Sub Inc.	- (4)	129,890	(5)	238,146	108,256

Gain from discontinued operations	-	129,890		238,146	108,256

Net Loss	$(3,735,318)	$430,560		$(771,962)	$(3,535,356)

Net loss per common share, basic and diluted:
Loss from continuing operations	$(0.10)				$(0.10)
Income from discontinued operations	$-				$-
.
Net loss per common share, basic and diluted:	$(0.10)				$(0.10)

Weighted average shares outstanding during the period:
Basic and Diluted	35,946,334				35,946,334

See accompanying notes to unaudited pro forma consolidated financial statements.

CUSTOMER ACQUISITION NETWORK HOLDINGS, INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Unaudited pro forma adjustments reflect the following transaction:

1)
Due from related party, subsidiary, Options Acquisition Sub Inc.	129,890
Due to related party, parent		129,890
(To establish inter-company balance previously eliminated in consolidation)

2)
Investment in Options Acquisition Sub Inc.	7,675,065
Additional paid-in capital		7,675,065
(To establish investment in Options Acquisition Sub Inc. previously eliminated in consolidation)

3)
Accounts Payable	228,554
Accrued Expenses	141,226
Due to related party, parent	129,890
Deferred Revenue	75,110
Obligations under capital leases	59,742
Deferred tax liability	264,000
Additional paid-in capital	7,675,065
Net Revenues	739,950
Cash and cash equivalents		65,546
Accounts receivable, net		129,912
Other current assets		21,993
Property and equipment, net		203,411
Goodwill		7,300,153
Intangible assets, net		581,365
Cost of revenues		112,604
General and administrative expense		502,739
Sales and marketing expense		3,920
Technology support expense		36,020
Server and hosting maintenance expense		355,349
Interest expense		524
(To remove the balances and operations of the sold entity, Options Acquisition Sub Inc.)

4)
Loss from sale of subsidiary, Options Acquisition Sub Inc.	129,890
Due from related party, subsidiary, Options Acquisition Sub Inc.		129,890
(To record write-off of advances made by parent to subsidiary through March 31, 2008)

5)
Cash and cash equivalents	3,000,000
Note Receivable	1,000,000
Investment in Options Media Group Holdings, Inc.	3,642,003
Accumulated deficit	271,207
Investment in Options Acquisition Sub Inc. (to reduce for equity pickup of losses)		271,208
Investment in Options Acquisition Sub Inc. (to eliminate remaining investment)		7,403,857
Gain from sale of subsidiary, Options Acquisition Sub Inc		238,146
(To record sale of Options Acquisition Sub Inc.)

6)
Secured senior notes payable, net of discount	2,749,118
General and administrative expense – loan fee	179,500
Cash and cash equivalents		2,749,118
Secured senior notes payable, net of discount		179,500
(To reflect a partial pay-down and loan fee of a note payable in connection with a loan extension agreement and sale of subsidiary)